UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

MITESCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7535 East Hampden Avenue, Ste. 400 Denver, Colorado 80231
(Address of principal executive offices) (Zip Code)

(844) 383-8689
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)          On June 4, 2020, the Board of Directors (the “Board”) of Mitesco, Inc. (the “Company”) approved the engagement of RBSM, LLP (“RBSM”) as the Company’s independent registered public accounting firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, effective as of June 5, 2020. On June 5, 2020, the Company dismissed M&K CPAS, PLLC (“M&K”), which had served in that role from December 1, 2016 through June 5, 2020. The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by M&K. Except as noted in the paragraph immediately below, the reports of M & K on the Company’s  financial statements for the years ended December 31, 2019 and 2019 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of M & K on the Company’s financial statements as of and for the years ended December 31, 2019 and 2018 contained  explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has net loss from operations and a deficiency in capital which raises doubt about its ability to continue as a going concern .

During the years ended December 31, 2019 and 2018 and  through June 5, 2020 , there were (i) no “disagreements” (as defined in item 304(a)(1)(iv) of Regulation S-K and the related instructions) with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to M&K’s satisfaction, would have caused M&K to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of item 304(a)(1)(v) of Regulation S-K during this interim period.

(b)          As noted above, on June 4, 2020, the Board approved the engagement of RBSM as the Company’s independent registered public accounting firm for the purposes of auditing the Company’s financial statements for the fiscal year ending December 31, 2020, effective as of June 5, 2020. During the two fiscal years ended December 31, 2018 and 2019 and through June 5, 2020 , neither the Company nor (to the Company’s knowledge) anyone acting on behalf of the Company consulted with RBSM regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject matter of a “disagreement,” as described in Item 304(a)(1) of Regulation S-K, or a “reportable event.”

The Company has furnished M&K with a copy of this report and has requested that M&K provide a letter addressed to the SEC stating whether it agrees with the statements made above. The letter from M&K is attached as Exhibit 16.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
14.01	Letter from M&K CPAS, PLLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITESCO, INC.

Date: June 8, 2020	By:	/s/ Julie R. Smith
Julie R. Smith
President, Chief Operating Officer

	By:	/s/ Lawrence Diamond
Lawrence Diamond
Chief Executive Officer and Interim Chief Financial Officer